UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 4, 2008

EVEREST RESOURCES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	333-144051
(State or other jurisdiction of incorporation)	(Commission File No.)

8798 - 51st Avenue
Edmonton, Alberta
Canada T6E 5E8
(Address of principal executive offices and Zip Code)

(780) 966-3429
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRCTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
ARRANGEMENTS OF CERTAIN OFFICERS

     Effective September 4, 2008, Gary Sidhu and Karminder Dhami resigned as officers and directors of the Company. On the same date, Mohan Singh was appointed to the board of directors and the positions of president, principal accounting officer, principal executive officer, principal financial officer, treasurer and secretary.

     Since April 2002, Mr. Singh has been part-owner and employer for A-One Kitchen Cabinets, a local manufacturing company in Edmonton specializing in kitchens, entertainment centers and vanities.

ITEM 8.01      OTHER EVENTS

     On September 4, 2008 the company changed its office from British Columbia to 8798-51st Avenue, Edmonton, Alberta, Canada, T6E 5E8. The new telephone number is 780-966-3429.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 5th day of September, 2008.

EVEREST RESOURCES CORP.

BY:	MOHAN SINGH
Mohan Singh, President, Principal Executive
Officer, Secretary, Treasurer, Principal
Financial Officer, Principal Accounting
Officer, and sole member of the Board of
Directors.